UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2023

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On August 10, 2023, RiceBran Technologies (the “Company”) announced that it has scheduled its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) to be held at Vinson & Elkins L.L.P., W.R. Grace Building, 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036 on Tuesday, October 10, 2023, at 9:00 a.m., Eastern Daylight Time. The record date for determining shareholders entitled to receive notice of, and vote at, the 2023 Annual Meeting is August 30, 2023.

Because the date of the 2023 Annual Meeting will be held more than 30 days after the anniversary of the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”), which was held on July 14, 2022, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 shareholder proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials for the 2023 Annual Meeting.

Shareholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2023 Annual Meeting must ensure that their proposal is received by William J. Keneally, Secretary of the Company, at the Company’s principal executive offices at 25420 Kuykendahl Rd., Suite B300, Tomball, Texas 77375, on or before 5:00 p.m., Central Daylight Timeon Monday, August 21, 2023, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials for the 2023 Annual Meeting. Such shareholder proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2023 Annual Meeting.

In addition, shareholders wishing to bring business before the 2023 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the board of directors of the Company (the “Board”) at the 2023 Annual Meeting must submit timely notice thereof to the Company in order for such matters to be considered at the 2023 Annual Meeting. The Company’s bylaws, as amended (the “Bylaws”), set forth when a shareholder must provide notice to the Company of nominations and other business proposals that the shareholder wants to bring before an annual meeting (the “Shareholder Notice”). The Shareholder Notice requirements, contained in Article II, Sections 12 and 13 of the Bylaws, generally prescribe the procedures that a shareholder must follow if the shareholder intends (i) to nominate a person for election to the Board at an annual or special meeting of shareholders called for the purpose of electing directors or (ii) to propose other business to be considered by shareholders at an annual or special meeting of the shareholders. Shareholders wishing to make such proposals must also satisfy the other requirements set forth in our Bylaws.

In accordance with the Bylaws, if the date of our 2023 Annual Meeting is changed by more than thirty days from the date of the 2022 Annual Meeting, the Shareholder Notice must be delivered to William J. Keneally, Secretary of the Company, at the Company’s principal executive offices at 25420 Kuykendahl Rd., Suite B300, Tomball, Texas 77375, on or before 5:00 p.m., Central Daylight Timeon Monday, August 21, 2023, which is a period not less than ten days from the date of this Current Report on Form 8-K. Such nominations and proposals must also comply with the requirements of California law, the rules and regulations promulgated by the Securities and Exchange Commission and the Bylaws, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: August 10, 2023	By:	/s/ William J. Keneally
	Name:	William J. Keneally
	Title:	Interim Chief Financial Officer